Exhibit 99.1

SECOND AMENDMENT

TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of February 3, 2009, is by and among GATEHOUSE MEDIA HOLDCO, INC., a Delaware corporation (“Holdco”), GATEHOUSE MEDIA OPERATING, INC., a Delaware corporation (the “Company”), GATEHOUSE MEDIA MASSACHUSETTS I, INC., a Delaware corporation (“GateHouse I”), GATEHOUSE MEDIA MASSACHUSETTS II, INC., a Delaware corporation (“GateHouse II”), ENHE ACQUISITION, LLC, a Delaware limited liability company (“ENHE” and, together with GateHouse I and GateHouse II, collectively the “Subsidiary Borrowers” and individually a “Subsidiary Borrower”), each of those Domestic Subsidiaries of Holdco identified as a “Guarantor” on the signature pages hereto (together with Holdco, collectively the “Guarantors” and individually a “Guarantor”; the Guarantors, together with the Company and the Subsidiary Borrowers, collectively the “Credit Parties” and individually a “Credit Party”), and WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders (as defined below) (the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

WITNESSETH

WHEREAS, the Credit Parties, certain banks and financial institutions from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of February 27, 2007 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Credit Parties have requested that the Required Lenders amend certain provisions of the Credit Agreement; and

WHEREAS, the Required Lenders are willing to make such amendments to the Credit Agreement, in each case subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS TO CREDIT AGREEMENT

1.1 New Definitions. The following definitions are hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

“Clearing Price” shall have the meaning set forth in the Offer Document.

“Company Assignment Agreement” shall mean, with respect to any assignment to the Company pursuant to Section 2.9(a)(ii) hereof, an Assignment Agreement substantially in the form of Schedule 2.9(a)(1), with such amendments or modifications as may be approved by Administrative Agent and the Company.

“Company Assignment Effective Date” shall have the meaning set forth in Section 2.9(a)(ii)(D).

“Company Loan Purchase” shall mean any purchase of an Initial Term Loan, Add-On Term Loan or Delayed Draw Term Loan by the Company pursuant to Section 2.9(a)(ii).

“Expiration Time” shall have the meaning set forth in the Offer Document.

“Maximum Offer Amount” shall have the meaning set forth in the Offer Document.

“Maximum Permitted Offer” shall have the meaning set forth in Section 2.9(a)(ii)(A).

“Maximum Purchase Price” shall have the meaning set forth in the Offer Document.

“Offer” shall have the meaning set forth in Section 2.9(a)(ii)(A).

“Offer Document” shall mean a Notice of an Offer to Purchase by the Company, together with all attachments thereto, all in the form of Schedule 2.9(a)(2), as the same may be amended or modified from time to time.

“Purchase Notice” shall have the meaning set forth in Section 2.9(a)(ii)(A).

“Purchase Termination Date” shall mean the earlier to occur of (a) December 31, 2011 and (b) the date upon which any Restricted Payment is made pursuant to the terms of Section 6.10(e) or Section 6.10(f).

“Senior Secured Consolidated Indebtedness” shall mean, as of any date of determination for Holdco and its Subsidiaries on a consolidated basis, all Consolidated Indebtedness (including, without limitation, Extensions of Credit hereunder) that is secured by one or more assets of a Credit Party and is not Subordinated Debt.

“Senior Secured Incurrence Test” shall mean, with respect to any incurrence of Senior Secured Consolidated Indebtedness, any payment or any other event as the context may require, the requirement that the Senior Secured Leverage Ratio, after giving effect to such Senior Secured Consolidated Indebtedness, payment or event on a Pro Forma Basis shall be less than 4.00 to 1.0.

“Senior Secured Leverage Ratio” shall mean, as of any date of determination, for Holdco and its Subsidiaries on a consolidated basis, the ratio of (i) Senior Secured Consolidated Indebtedness as of such date to (ii) Consolidated EBITDA for the four consecutive fiscal quarters ending on or immediately prior to such date.

“Unrestricted Cash” shall mean, as of any date of determination, cash and Cash Equivalents of the Credit Parties that are readily available to the Credit Parties without causing any material adverse tax consequences and that are not subject to any Lien other than a Lien in favor of the Administrative Agent, on behalf of the Secured Parties.

1.2 Amendment to Definition of Eligible Assignee. The definition of Eligible Assignee set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Eligible Assignee” means (i) any Lender, any Affiliate of any Lender and any Approved Fund of any Lender; and (ii) (a) a commercial bank organized under the laws of the United States or any state thereof; (b) a savings and loan association or savings bank organized under the laws of the United States or any state thereof; (c) a commercial bank organized under the laws of any other country or a political subdivision thereof; provided that (1) such bank is acting through a branch or agency located in the United States or (2) such bank is organized under the laws of a country that is a member of the Organization for Economic Cooperation and Development or a political subdivision of such country; (d) any other entity that is an “accredited investor” (as defined in Regulation D under the Securities Act) that extends credit or buys loans in the ordinary course including insurance companies, mutual funds and lease financing companies; and (e) solely for purposes of any purchases of Term Loans in accordance with Section 2.9(a)(ii) of this Agreement, the Company; provided, other than as set forth in clause (e) of this definition, neither the Company nor any Subsidiary of the Company shall be an Eligible Assignee.

1.3 Section 2.1(a). Section 2.1(a) of the Credit Agreement is hereby amended by deleting the reference to “FORTY MILLION DOLLARS ($40,000,000)” and replacing it with “TWENTY MILLION DOLLARS ($20,000,000)”.

1.4 Section 2.4(a). Section 2.4(a) of the Credit Agreement is hereby amended by deleting the reference to “FIFTEEN MILLION DOLLARS ($15,000,000)” and replacing it with “FIVE MILLION ($5,000,000)”.

1.5 Section 2.5(a). Section 2.5(a) of the Credit Agreement is hereby amended by deleting the reference to “TEN MILLION DOLLARS ($10,000,000)” and replacing it with “FIVE MILLION ($5,000,000)”.

1.6 Amendment to Section 2.6. Section 2.6(xi) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(xi) after giving effect to the borrowing of the Incremental Term Facility on a Pro Forma Basis, the Credit Parties shall be in compliance with the Incurrence Test and the Senior Secured Incurrence Test and

1.7 Amendment to Section 2.9(a). Section 2.9(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a)	Optional Prepayments; Term Loan Repurchases.

(i) The Borrowers shall have the right to prepay Loans in whole or in part from time to time; provided, however, that each partial prepayment of (A) a Revolving Loan or a Term Loan shall be in a minimum principal amount of $1,000,000 and integral multiples of $100,000 in excess thereof (or the remaining outstanding principal amount) and (B) of a Swingline Loan shall be in a minimum principal amount of $100,000 and integral multiples of $25,000 in excess thereof (or the remaining outstanding principal amount). The Company shall give three (3) Business Days’ irrevocable notice in the case of LIBOR Rate Loans and same-day irrevocable notice on any Business Day in the case of Alternate Base Rate Loans, to the Administrative Agent (which shall notify the Lenders thereof as soon as practicable). Amounts prepaid under this Section 2.9(a) shall be applied as directed by the Company. All prepayments under this Section 2.9(a) shall be subject to Section 2.9(d) and Section 2.18, but otherwise without premium or penalty. Interest on the principal amount prepaid shall be payable on the next occurring Interest Payment Date that would have occurred had such loan not been prepaid or, at the request of the Administrative Agent, interest on the principal amount prepaid shall be payable on any date that a prepayment is made hereunder through the date of prepayment. Amounts prepaid on the Revolving Loans and the Swingline Loans may be reborrowed in accordance with the terms hereof. Amounts prepaid on the Term Loans may not be reborrowed.

(ii) Notwithstanding anything in this Agreement to the contrary, in addition to the prepayment rights set forth in Section 2.9(a)(i), so long as (x) no Default or Event of Default has occurred and is continuing or would result therefrom, (y) the sum of Unrestricted Cash and Accessible Borrowing Availability shall be greater than or equal to $20,000,000 before and after giving effect thereto and (z) no Extension of Credit is outstanding under the Revolving Facility before and after giving effect thereto, the Company shall have the right to voluntarily repurchase and prepay outstanding Term Loans on the following basis:

(A) At any time prior to the Purchase Termination Date, the Company may notify the Administrative Agent in the form “Notice of an Offer to Purchase” set forth in Schedule 2.9(a)(2) hereto (each, a “Purchase Notice”) that it wishes to make (for itself or on behalf of a Subsidiary Borrower) one or more offers to Lenders to voluntarily repurchase and prepay one or more of the Initial Term Loans, Add-On Term Loans and Delayed Draw Term Loans pursuant to the Offer Document (each, an “Offer”) in an aggregate amount specified by the Company, with such Offer to be consummated pursuant to the terms of the Company Assignment Agreement; provided that (1) any Offer to repurchase and prepay Initial Term Loans, Add-On Term Loans or Delayed Draw Term Loans shall be made to all holders of the Initial Term Loans, Add-On Term Loans or Delayed Draw Term Loans, as applicable, at the time of such Offer and (2) each Offer shall be outstanding for at least three (3) Business Days. The Company shall have the right, in accordance with the procedures in the Offer Document, to purchase one or more of the Initial Term Loans, Add-On Term Loans and Delayed Draw Term Loans, for cash, at a purchase price determined in accordance with the Offer set forth in the Offer Document; provided that no Offer in accordance with the terms of this Section shall be (x) less than $10,000,000 in aggregate principal amount of the outstanding Term Loans for each Offer undertaken by the Company (or such lesser amount as shall constitute the aggregate unused amount of the Maximum Permitted Offer), and (y) when aggregated with all other outstanding offers undertaken by the Company, more than the aggregate principal amount of the outstanding Term Loans (the “Maximum Permitted Offer”); and provided further that, each of the Term Loans purchased pursuant to this Section shall be in an aggregate amount of not less than $500,000 (or such lesser amount (I) as may be agreed to by Company and Administrative Agent, (II) as shall constitute the aggregate amount of the Term Loans of the assigning Lender, or (III) as shall constitute the aggregate pro rata share of the Term Loans of the assigning Lender in the event of a pro ration as contemplated in the Offer Document). In addition to the foregoing, at any time prior to the Purchase Termination Date, the Company shall have the right to voluntarily repurchase or otherwise extinguish one or more of the Initial Term Loans, Add-On Term Loans and Delayed Draw Term Loans held by an Affiliate of the Company solely by exchanging Capital Stock of the Parent for such Term Loans; provided that any such repurchase or other extinguishment shall not be made with any cash payments.

(B) In connection with any assignment pursuant to Section 2.9(a)(ii)(A), each of the assigning Lender and the Company in its capacity as purchaser of the tendered Term Loans acknowledges as of the Company Assignment Effective Date that (1) the Company Loan Purchase and the assignment are in accordance with the terms of Section 2.9(a)(ii)(A), (2) the other party to the Company Assignment Agreement currently may have, and later may come into possession of, information regarding the Credit Documents or the Credit Parties that is not known to it and that may be material to a decision to enter into the Company Assignment Agreement (“Excluded Information”), (3) it has independently and without reliance on the other party made its own analysis and determined to enter into the Company Assignment Agreement and to consummate the transactions contemplated thereby notwithstanding its lack of knowledge of the Excluded Information and (4) the other party shall have no liability to it, and it hereby to the extent permitted by law waives and releases any claims it may have against the other party under applicable laws or otherwise, with respect to the nondisclosure of the Excluded Information in connection with such assignment; provided that the Excluded Information shall not and does not affect the truth or accuracy of the representations or warranties of such party set forth in the Company Assignment Agreement with respect to such repurchase. Each of the assigning Lender and the Company in its capacity as purchaser of the tendered Term Loans further acknowledges that the Excluded Information may not be available to the Administrative Agent or the other Lenders. In connection with any Offer, the Company shall provide to all Lenders to whom such Offer is made all information that, together with any previously provided information, would satisfy the requirements of applicable law.

(C) The Company acknowledges and agrees that it will make payment of the purchase price for Term Loans (including principal and all accrued interest with respect to the Term Loans repurchased) accepted for payment pursuant to the Offer Documents by transmitting funds directly to the assigning Lender in accordance with the terms of the Offer Document.

(D) Assignment of any Company Loan Purchases shall be effective upon recordation in the Register by the Administrative Agent following receipt of a fully executed Company Assignment Agreement effecting the assignment thereof (as provided in Section 9.6(e)) and receipt by the Administrative Agent of the registration and processing fee set forth in Section 9.6(e). The date of such recordation of a transfer shall be referred to herein as the “Company Assignment Effective Date.” The provisions of Section 9.6(c) shall not be applicable to any Company Loan Purchases consummated pursuant to this Section.

(E) Following a Company Loan Purchase, no interest shall accrue from and after the Company Assignment Effective Date on any Term Loans purchased by the Company and such purchased Term Loans shall be deemed cancelled or retired for all purposes and no longer outstanding (and may not be resold by the Company), for all purposes of this Agreement and all other Credit Documents (notwithstanding any provisions herein or therein to the contrary), including, but not limited to (1) the making of, or the application of, any payments to the Lenders under this Agreement or any other Credit Document, (2) the making of any request, demand, authorization, direction, notice, consent or waiver under this Agreement or any other Credit Document, (3) the providing of any rights to the Company as a Lender under this Agreement or any other Credit Document and (4) the determination of Required Lenders.

(F) The Lenders hereby consent to the transactions described in this Section and waive the requirements of any provision of this Agreement (including, without limitation, Sections 2.9(a)(i), 9.6 and 9.7) and any other Credit Document that might otherwise result in a breach of this Agreement, a Default or an Event of Default as a result of or in connection with the consummation of any Company Loan Purchase. The Lenders acknowledge that repurchases made by the Company pursuant to this Section 2.9(a)(ii) may result in the prepayment of Term Loans on a non-pro rata basis.

(G) The provisions of this Section shall not require the Company to undertake and consummate any Offer; provided that to the extent the Company consummates any Offer, it shall purchase the principal amount of all validly tendered Term Loans at or below the Clearing Price up to the Maximum Offer Amount. Notwithstanding anything herein to the contrary, to the extent the Company terminates, cancels or withdraws any Offer, it shall not be permitted to submit another Purchase Notice to the Administrative Agent for a period of ten consecutive Business Days.

(H) With respect to all repurchases made by the Company pursuant to this Section 2.9(a)(ii), (1) the Company shall pay all accrued and unpaid interest, if any, on the repurchased Term Loans to the date of such repurchase and (2) such repurchases shall not be deemed to be voluntary prepayments pursuant to Section 2.9(a)(i).

(I) All references to repurchases and prepayments made by the Company pursuant to this Section 2.9(a)(ii) in this Agreement, in any Offer Document or in any other Credit Document shall include any repurchase and prepayment made by a Subsidiary Borrower or by the Company on behalf of any Subsidiary Borrower.

1.8 Amendment to Section 2.9(b)(iii)(B). Section 2.9(b)(iii)(B) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(B) the Borrowers shall be required to apply the Net Cash Proceeds of such Asset Disposition to prepay the Loans and/or cash collateralize the LOC Obligations pursuant to this clause (iii) only to the extent necessary to cause the Credit Parties to be in compliance with the Senior Secured Incurrence Test.

1.9 Amendment to Section 9.7(a). Section 9.7(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a) Each Lender agrees that if any Lender (a “benefited Lender”) shall at any time receive any payment of all or part of its Loans (other than pursuant to a repurchase and prepayment of its Term Loans in accordance with the terms of Section 2.9(a)(ii)), or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to a Bankruptcy Event or otherwise) in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender’s Loans, or interest thereon, such benefited Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender’s Loan, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. The Credit Parties agree that each Lender so purchasing a portion of another Lender’s Loans may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion.

1.10 New Schedules. Schedules 2.9(a)(1) and 2.9(a)(2) are hereby added to the Credit Agreement in the form of such Schedules attached to this Amendment.

ARTICLE II

CONDITIONS TO EFFECTIVENESS

2.1 Closing Conditions. This Amendment shall become effective (the “Amendment Effective Date”) upon satisfaction of the following conditions (in form and substance reasonably acceptable to the Administrative Agent) on or prior to February 4, 2009:

(a) Executed Amendment. The Administrative Agent shall have received a copy of this Amendment duly executed by each of the Credit Parties and the Administrative Agent, on behalf of the Required Lenders.

(b) Executed Consents. The Administrative Agent shall have received executed consents, in substantially the form of Exhibit A attached hereto (each a “Lender Consent”), from the Required Lenders authorizing the Administrative Agent to enter into this Amendment on their behalf. The delivery by the Administrative Agent of its signature page to this Amendment shall constitute conclusive evidence that the consents from the Required Lenders have been obtained.

(c) Legal Opinion. The Administrative Agent shall have received an opinion of counsel for the Credit Parties, dated the Amendment Effective Date and addressed to the Administrative Agent and the Lenders, in form and substance acceptable to the Administrative.

(d) Fees and Expenses. The Administrative Agent shall have received from the Company, on behalf of each Lender that executes and delivers a Lender Consent to the Administrative Agent by 5:00 p.m. (EST) on February 3, 2009, an amendment fee in an amount equal to five (5) basis points on (i) the aggregate Revolving Commitments (after giving effect to this Amendment) of such approving Revolving Lenders, (ii) the outstanding principal amount of the Initial Term Loan held by such approving Initial Term Loan Lenders, (iii) the outstanding principal amount of the Delayed Draw Term Loan held by such approving Delayed Draw Term Loan Lenders and (iv) the outstanding principal amount of the Add-On Term Loan held by such approving Add-On Term Loan Lenders. In addition, the Administrative Agent shall have received from the Company such other fees and expenses that are payable in connection with the consummation of the transactions contemplated and Moore & Van Allen PLLC shall have received from the Company payment of all outstanding fees and expenses previously incurred or all fees and expenses incurred in connection with this Amendment.

ARTICLE III

MISCELLANEOUS

3.1 Amended Terms. All references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2 Representations and Warranties of Credit Parties. Each of the Credit Parties hereby represents and warrants that (a) it has the requisite power and authority to execute, deliver and perform this Amendment, (b) it is duly authorized to, and has been authorized by all necessary action, to execute, deliver and perform this Amendment, (c) the representations and warranties contained in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date and after giving effect to the amendments and waiver contained herein (except for those which expressly relate to an earlier date) and (d) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof after giving effect to the amendments and waiver contained herein.

3.3 Reaffirmation of Credit Party Obligations. Each Credit Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations, in each case as amended hereby.

3.4 Credit Document. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

3.5 Further Assurances. The Credit Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

3.6 Entirety. This Amendment and the other Credit Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.7 Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original will be delivered.

3.8 No Actions, Claims, Etc. As of the date hereof, each of the Credit Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lenders, or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under this Credit Agreement on or prior to the date hereof.

3.9 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

3.10 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

3.11 General Release. In consideration of the Administrative Agent, on behalf of the Lenders, entering into this Amendment, each Credit Party hereby releases the Administrative Agent, the Lenders, and the Administrative Agent’s and the Lenders’ respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act under the Credit Agreement on or prior to the date hereof.

3.12 Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, services of process and waiver of jury trial provisions set forth in Sections 9.14 and 9.17 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

GATEHOUSE MEDIA OPERATING, INC.

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF the Credit Parties and the Administrative Agent have caused this Amendment to be duly executed on the date first above written.

COMPANY:	GATEHOUSE MEDIA OPERATING, INC.,
a Delaware corporation

	By:	/s/ Michael E. Reed
	Name:	Michael E. Reed
	Title:	Chief Executive Officer

SUBSIDIARY BORROWERS:	GATEHOUSE MEDIA MASSACHUSETTS I, INC.,
a Delaware corporation

	By:	/s/ Michael E. Reed
	Name:	Michael E. Reed
	Title:	Chief Executive Officer

GATEHOUSE MEDIA MASSACHUSETTS II, INC.,
a Delaware corporation

	By:	/s/ Michael E. Reed
	Name:	Michael E. Reed
	Title:	Chief Executive Officer

ENHE ACQUISITION, LLC,
a Delaware limited liability company

	By:	/s/ Michael E. Reed
	Name:	Michael E. Reed
	Title:	Chief Executive Officer

HOLDCO:	GATEHOUSE MEDIA HOLDCO, INC.,
a Delaware corporation

	By:	/s/ Michael E. Reed
	Name:	Michael E. Reed
	Title:	Chief Executive Officer

GATEHOUSE MEDIA OPERATING, INC.

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

GUARANTORS:	GATEHOUSE MEDIA DIRECTORIES HOLDINGS, INC., a Delaware corporation

	By:	/s/ Michael E. Reed
	Name:	Michael E. Reed
	Title:	Chief Executive Officer

GATEHOUSE MEDIA ARIZONA HOLDINGS, INC., a Delaware corporation

	By:	/s/ Michael E. Reed
	Name:	Michael E. Reed
	Title:	Chief Executive Officer

GATEHOUSE MEDIA ARKANSAS HOLDINGS, INC., a Delaware corporation

	By:	/s/ Michael E. Reed
	Name:	Michael E. Reed
	Title:	Chief Executive Officer

GATEHOUSE MEDIA CALIFORNIA HOLDINGS, INC., a Delaware corporation

	By:	/s/ Michael E. Reed
	Name:	Michael E. Reed
	Title:	Chief Executive Officer

GATEHOUSE MEDIA COLORADO HOLDINGS, INC., a Delaware corporation

	By:	/s/ Michael E. Reed
	Name:	Michael E. Reed
	Title:	Chief Executive Officer

GATEHOUSE MEDIA OPERATING, INC.

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

GATEHOUSE MEDIA CORNING HOLDINGS, INC., a Nevada corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

GATEHOUSE MEDIA FREEPORT HOLDINGS, INC., a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

GATEHOUSE MEDIA ILLINOIS HOLDINGS, INC., a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

GATEHOUSE MEDIA IOWA HOLDINGS, INC., a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

GATEHOUSE MEDIA KANSAS HOLDINGS, INC., a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

GATEHOUSE MEDIA OPERATING, INC.

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

GATEHOUSE MEDIA LANSING PRINTING, INC., a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

GATEHOUSE MEDIA LOUISIANA HOLDINGS, INC., a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

GATEHOUSE MEDIA MANAGEMENT SERVICES, INC., a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

GATEHOUSE MEDIA MICHIGAN HOLDINGS, INC., a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

GATEHOUSE MEDIA MINNESOTA HOLDINGS, INC., a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

GATEHOUSE MEDIA OPERATING, INC.

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

GATEHOUSE MEDIA MISSOURI HOLDINGS, INC., a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

GATEHOUSE MEDIA NEBRASKA HOLDINGS, INC., a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

GATEHOUSE MEDIA NEVADA HOLDINGS, INC., a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

GATEHOUSE MEDIA NEW YORK HOLDINGS, INC., a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

GATEHOUSE MEDIA NORTH DAKOTA HOLDINGS, INC., a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

GATEHOUSE MEDIA OPERATING, INC.

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

GATEHOUSE MEDIA PENNSYLVANIA HOLDINGS, INC., a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

GATEHOUSE MEDIA SUBURBAN NEWSPAPERS, INC., a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

LIBERTY SMC, L.L.C., a Delaware limited liability company

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

MINERAL DAILY NEWS TRIBUNE, INC., a West Virginia corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

NEWS LEADER, INC., a Louisiana corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

GATEHOUSE MEDIA OPERATING, INC.

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

TERRY NEWSPAPERS, INC., an Iowa corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

ENTERPRISE NEWSMEDIA HOLDING, LLC, a Delaware limited liability company

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

ENTERPRISE NEWSMEDIA, LLC, a Delaware limited liability company

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

LRT FOUR HUNDRED, LLC, a Delaware limited liability company

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

GEORGE W. PRESCOTT PUBLISHING COMPANY, LLC, a Delaware limited liability company

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

GATEHOUSE MEDIA OPERATING, INC.

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

LOW REALTY, LLC, a Delaware limited liability company

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

ENTERPRISE PUBLISHING COMPANY, LLC, a Delaware limited liability company

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

SUREWEST DIRECTORIES, a California corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

COPLEY OHIO NEWSPAPERS, INC., an Illinois corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

THE PEORIA JOURNAL STAR, INC., an Illinois corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

GATEHOUSE MEDIA OPERATING, INC.

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

GATEHOUSE MEDIA OHIO HOLDINGS, INC., a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

GATEHOUSE MEDIA DELAWARE HOLDINGS, INC., a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

GATEHOUSE MEDIA CONNECTICUT HOLDINGS, INC., a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

GATEHOUSE MEDIA ILLINOIS HOLDINGS II, INC., a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

GATEHOUSE MEDIA FLORIDA HOLDINGS, INC., a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

GATEHOUSE MEDIA OPERATING, INC.

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

GATEHOUSE MEDIA OKLAHOMA HOLDINGS, INC.,
a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

GATEHOUSE MEDIA SOUTH DAKOTA HOLDINGS, INC.,
a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

GATEHOUSE MEDIA TENNESSEE HOLDINGS, INC.,
a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

GATEHOUSE MEDIA KANSAS HOLDINGS II, INC.,
a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

GATEHOUSE MEDIA OPERATING, INC.

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

GATEHOUSE MEDIA MICHIGAN HOLDINGS II, INC.,
a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

GATEHOUSE MEDIA MISSOURI HOLDINGS II, INC.,
a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

GATEHOUSE MEDIA NEBRASKA HOLDINGS II, INC.,
a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

GATEHOUSE MEDIA OPERATING, INC.

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	WACHOVIA BANK, NATIONAL ASSOCIATION,
as Administrative Agent on behalf of the Required Lenders

	By:	/s/ Jeffrey R. Gignac
	Name:	Jeffrey R. Gignac
	Title:	Vice President

EXHIBIT A

FORM OF

LENDER CONSENT

See Attached.

LENDER CONSENT

This Lender Consent is given pursuant to the Amended and Restated Credit Agreement, dated as of February 27, 2007 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), by and among GATEHOUSE MEDIA HOLDCO, INC., a Delaware corporation (“Holdco”), GATEHOUSE MEDIA OPERATING, INC., a Delaware corporation (the “Company”), GATEHOUSE MEDIA MASSACHUSETTS I, INC., a Delaware corporation (“GateHouse I”), GATEHOUSE MEDIA MASSACHUSETTS II, INC., a Delaware corporation (“GateHouse II”), ENHE ACQUISITION, LLC, a Delaware limited liability company (“ENHE” and, together with GateHouse I and GateHouse II, collectively the “Subsidiary Borrowers” and individually a “Subsidiary Borrower”), each of those Domestic Subsidiaries of Holdco identified as a “Guarantor” on the signature pages thereto (together with Holdco, collectively the “Guarantors” and individually a “Guarantor”; the Guarantors, together with the Company and the Subsidiary Borrowers, collectively the “Credit Parties” and individually a “Credit Party”), the lenders and other financial institutions from time to time party thereto (the “Lenders”) and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent on behalf of the Lenders (in such capacity, the “Administrative Agent”). Capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement unless otherwise defined herein.

The undersigned hereby approves the Second Amendment to Amended and Restated Credit Agreement, to be dated on or about                          , 2009 by and among Holdco, the Company, the Subsidiary Borrowers, the Guarantors party thereto, and the Administrative Agent, on behalf of the Required Lenders (the “Amendment”) and hereby authorizes the Administrative Agent to execute and deliver the Amendment on its behalf and, by its execution below, the undersigned agrees to be bound by the terms and conditions of the Amendment and the Credit Agreement.

Delivery of this Lender Consent by telecopy shall be effective as an original.

A duly authorized officer of the undersigned has executed this Lender Consent as of the      day of                      2009.

,
as a Lender

By:
Name:
Title:

Schedule 2.9(a)(1) to Amended and Restated Credit Agreement

[FORM OF]

COMPANY ASSIGNMENT AGREEMENT

Reference is made to the Amended and Restated Credit Agreement, dated as of February 27, 2007 (as amended, restated or otherwise modified, the “Credit Agreement”), by and among GateHouse Media Operating, Inc., a Delaware corporation (the “Company”), GateHouse Media Holdco, Inc., a Delaware corporation (“Holdco”), the Subsidiary Borrowers, the Domestic Subsidiaries of Holdco from time to time party thereto (the “Guarantors”), the Lenders from time to time party thereto, and Wachovia Bank, National Association as the administrative agent (the “Administrative Agent”). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings provided in the Credit Agreement.

                                                              (the “Transferor Lender”) and GateHouse Media Operating, Inc. (the “Purchasing Lender”) agree as follows:

1. For an agreed consideration, the Transferor Lender hereby irrevocably sells and assigns to the Purchasing Lender, and the Purchasing Lender hereby irrevocably purchases and assumes from the Transferor Lender, as of the Company Assignment Effective Date, which shall be inserted by the Administrative Agent as contemplated by Section 2.9(a)(ii)(D) of the Credit Agreement, the interest in and to all of the Transferor Lender’s rights and obligations under the Credit Agreement and any other document or instrument delivered pursuant thereto that represents the principal amount and percentage interest identified on Schedule 1 attached hereto of all of the Transferor Lender’s outstanding rights and obligations under the Term Loans set forth on Schedule 1 (the “Assigned Interest”). Such sale and assignment is without recourse to the Transferor Lender and, except as expressly provided in this Company Assignment Agreement, without representation or warranty by the Transferor Lender.

2. The Transferor Lender (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Company Assignment Agreement and to consummate the transactions contemplated hereby; (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Credit Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Documents or any collateral thereunder, (iii) the financial condition of the Company, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Credit Document or (iv) the performance or observance by the Company, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under the Credit Documents; (c) in the case of an assignment of the entire remaining amount of the Transferor Lender’s Term Loans, attaches any Note(s) held by it evidencing the Assigned Interest; and (d) it has read and agrees to all of the terms and conditions (including the pro ration procedures) of the Purchase Offer (as defined in the Offer Documents) set forth in the Offer Documents. The Transferor Lender will, upon request, execute and deliver any additional documents deemed by the Administrative Agent or the Purchasing Lender to be necessary or desirable to complete the sale, assignment and transfer of the Assigned Interest.

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3. The Purchasing Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Company Assignment Agreement and to consummate the transactions contemplated hereby, (ii) it meets all requirements of clause (e) of the definition of an Eligible Assignee under the Credit Agreement, (iii) it has transmitted same-day funds to the Transferor Lender on the Company Assignment Effective Date, and (iv) from and after the Company Assignment Effective Date, no interest shall accrue and any Term Loans assigned by the Transferor Lender shall be deemed cancelled for all purposes and no longer outstanding.

4. Each of Transferor Lender and Purchasing Lender acknowledges that (a) this Company Assignment Agreement is in accordance with the terms of Section 2.9(a)(ii) of the Credit Agreement, (b) the other party currently may have, and later may come into possession of, information regarding the Credit Documents or the Credit Parties that is not known to it and that may be material to a decision to enter into the Assignment (“Excluded Information”), (c) it has independently and without reliance on the other party made its own analysis and determined to enter into this Company Assignment Agreement and to consummate the transactions contemplated hereby notwithstanding its lack of knowledge of the Excluded Information, (d) the other party shall have no liability to it, and it hereby to the extent permitted by law waives and releases any claims it may have against the other party under applicable laws or otherwise, with respect to the nondisclosure of the Excluded Information in connection with this Company Assignment Agreement; provided that the Excluded Information shall not and does not affect the truth or accuracy of the representations or warranties of such party set forth in this Company Assignment Agreement and (e) it has not violated any applicable laws relating to this Company Assignment Agreement or the transactions contemplated herein. Each of Transferor Lender and Purchasing Lender further acknowledges that the Excluded Information may not be available to the Administrative Agent or the other Lenders in the Credit Agreement.

5. The Company Assignment Effective Date of this Company Assignment Agreement shall be                          ,         . [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE COMPANY ASSIGNMENT EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

6. From and after the Company Assignment Effective Date, the Administrative Agent shall make all payments of interest in respect of the Assigned Interest (excluding payments of principal) to the Transferor Lender for amounts which have accrued to but excluding the Company Assignment Effective Date. The Purchasing Lender acknowledges and agrees that from and after the Company Assignment Effective Date, no interest shall accrue on the Assigned Interest and any Term Loans constituting the Assigned Interest shall be deemed cancelled for all purposes and no longer outstanding.

7. From and after the Company Assignment Effective Date, the Transferor Lender shall, to the extent provided in this Company Assignment Agreement, relinquish its rights and be released from its obligations under the Credit Agreement.

8. The Transferor Lender acknowledges and agrees that (i) tenders of the Term Loans will constitute a binding agreement between the Transferor Lender and the Purchasing Lender in accordance with the terms and conditions contained in the Offer Documents to which this Company Assignment Agreement relates; (ii) validly tendered Term Loans will be deemed to have been accepted by the Purchasing Lender if and when the Purchasing Lender gives written

3

notice of acceptance to the Administrative Agent; and (iii) except as set forth in the Offer Documents to which this Company Assignment Agreement relates, it will not have any withdrawal rights with respect to any tender of its Term Loans.

9. This Company Assignment Agreement shall be governed by and construed and enforced in accordance with, the laws of the State of New York without regard to conflict of laws principles thereof (other than Sections 5-1401 and 5-1402 of The New York General Obligations Law).

10. This Company Assignment Agreement (a) may be executed and delivered in any number of counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement and (b) may, upon execution, be delivered by facsimile or electronic mail, which shall be deemed for all purposes to be an original signature.

IN WITNESS WHEREOF, the parties hereto have caused this Company Assignment Agreement to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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SCHEDULE 1

TO COMPANY ASSIGNMENT AGREEMENT

COMPANY ASSIGNMENT EFFECTIVE DATE:                     ,

Name of Transferor Lender:

Name of Purchasing Lender: Gatehouse Media Operating, Inc.

Credit Facility CUSIP Number:

Assigned Interest:

List below the Term Loans to be assigned by the Transferor Lender to the Purchasing Lender subject to the terms and conditions of the Offer, including, without limitation, the pro rata reduction procedures set forth in the Offer Documents to which this Company Assignment Agreement relates.

	Purchase Price at which Term Loans are being tendered to Purchasing Lender (per $1,000 principal amount)[1]	Principal Face Amount of Term Loans to be Assigned to Purchasing Lender subject to pro rata reduction[2]	Pro Rated Principal Amount of Term Loans Assigned[3]	Percentage Assigned of Term Loans[4]
Initial Term Loan	$	$	$		%
Add-On Term Loan	$	$	$		%
Delayed Draw Term Loan	$	$	$		%

[1]	To be completed by Transferor Lender.
[2]	To be completed by Transferor Lender.
[3]	To be completed by the Administrative Agent based on the pro ration procedures set forth in the Offer Documents.
[4]	To be completed by the Administrative Agent, set forth, to at least 9 decimals, as a percentage of the applicable Term Loans of all Lenders thereunder.

[NAME OF PURCHASING LENDER]

By
Name:
Title:

[NAME OR TRANSFEROR LENDER]

By
Name:
Title:

Accepted:

WACHOVIA BANK, NATIONAL ASSOCIATION, as the Administrative Agent

By:
Name:
Title:

Schedule 2.9(a)(2) to Amended and Restated Credit Agreement

NOTICE OF AN OFFER TO PURCHASE

Offer to purchase for cash the outstanding Term Loans listed below in the Maximum Offer

Amount specified below at a Purchase Price not greater than the Maximum Purchase Price specified below nor less than the Minimum Purchase Price specified below

Outstanding Term Loans	Maximum Offer Amount			Maximum Purchase Price (per $1,000 principal face amount)			Minimum Purchase Price (per $1,000 principal face amount)
Initial Term Loans	$	[	]	$	[	]	$	[	]
Add-On Term Loans	$	[	]	$	[	]	$	[	]
Delayed Draw Term Loans	$	[	]	$	[	]	$	[	]

Reference is hereby made to that certain Amended and Restated Credit Agreement, dated as of February 27, 2007 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”), by and among by and among Gatehouse Media Holdco, Inc., a Delaware corporation (“Holdco”), the Purchaser (defined below), Gatehouse Media Massachusetts I, Inc., a Delaware corporation (“GateHouse I”), Gatehouse Media Massachusetts II, Inc., a Delaware corporation (“GateHouse II”), ENHE Acquisition, LLC, a Delaware limited liability company (“ENHE” and, together with GateHouse I and GateHouse II, collectively the “Subsidiary Borrowers” and individually a “Subsidiary Borrower”), each of those Domestic Subsidiaries of Holdco identified as a “Guarantor” on the signature pages thereto (together with Holdco, collectively the “Guarantors” and individually a “Guarantor”; the Guarantors, together with the Company and the Subsidiary Borrowers, collectively the “Credit Parties” and individually a “Credit Party”), and Wachovia Bank, National Association, in its capacity as administrative agent for the Lenders from time to time parties thereto (the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

The offer to purchase (as set forth herein, the “Purchase Offer”) [Initial][Add-On][Delayed Draw] Term Loans will expire at [TIME], Charlotte, North Carolina time, on [DATE] (the “Expiration Time”). Lenders owning such Term Loans seeking to accept the Purchase Offer must send in via facsimile or email to the attention of                              (Fax. No.: (704)                     ; email:                     @wachovia.com) an offer in the form of Annex A hereto (the “Sale Offer”) and a validly executed Company Assignment Agreement in the form of Annex B hereto, in each case prior to the Expiration Time.

Subject to the terms and conditions in this Notice of an Offer to Purchase, the Outline of Auction Mechanics (the “Auction Mechanics”) and the related documents (collectively, the “Offer

Documents”), Gatehouse Media Operating, Inc. (“we”, “us” or “Purchaser”) is offering to purchase for cash $[            ] (such amount, the “Maximum Offer Amount”) in aggregate principal face amount of [Initial][Add-On][Delayed Draw] Term Loans (the “Designated Term Loans”) outstanding under the Credit Agreement at a purchase price not greater than $[            ] (such amount, the “Maximum Purchase Price”) nor less than $[            ] (such amount, the “Minimum Purchase Price”) per $1,000 principal face amount at a price determined by the “Modified Dutch Auction” procedures described below. The Purchaser may increase the Maximum Offer Amount at any time, and from time to time, prior to the fifth Business Day after the Administrative Agent has initially determined the Clearing Price (as defined below). If the Purchaser so elects, the Administrative Agent, in consultation with the Purchaser, shall determine the Clearing Price based on such increased Maximum Offer Amount.

Under the “Modified Dutch Auction” procedures we are using, the Administrative Agent in consultation with us will select the lowest purchase price (the “Clearing Price”) that will allow us to purchase the Maximum Offer Amount (or such lesser amount of Term Loans for which we have received the aggregate Sale Offers), at prices not greater than the Maximum Purchase Price nor less than the Minimum Purchase Price per $1,000 principal face amount. First, to the extent the Purchaser elects to purchase the Designated Term Loans, all principal amount of validly tendered Designated Term Loans for which Sale Offers are received at a price lower than the Clearing Price will be purchased at the purchase price specified by such participating Lender, and such tendered principal amounts will not be subject to pro ration, and thereafter, all principal amount of Designated Term Loans tendered at the Clearing Price will be acquired at such Clearing Price, subject to pro ration procedures set forth below. We will not purchase any principal amount of Designated Term Loans validly tendered at a price above the Clearing Price. In the event that the aggregate principal amount of Designated Term Loans for which validly executed Sale Offers and Company Assignment Agreements are received (prior to the Expiration Time) exceeds the Maximum Offer Amount and the Purchaser elects to purchase Designated Term Loans pursuant to the Purchase Offer, the Purchaser will purchase all principal amount of Designated Term Loans tendered by the Lenders below the Clearing Price first, and then to the extent of the remaining amounts under the Maximum Offer Amount, the Purchaser will purchase all principal amount of Designated Term Loans tendered by the Lenders at the Clearing Price ratably based on the respective principal amounts of such tendered Designated Term Loans.

Note that not all principal amount of Designated Term Loans accepted for purchase in the Purchase Offer will be purchased at the Clearing Price. If a participating Lender specifies an offer price for principal amount of a Designated Term Loan that is less than the Clearing Price, such Lender will first receive for such principal amount the purchase price specified by such participating Lender and such tendered principal amount will not be subject to proration. Only principal amount of Designated Term Loans tendered at the Clearing Price will be subject to proration.

We intend to disseminate announcements in respect of any amendment, cancellation or termination of the Purchase Offer or extension of the Expiration Time or any other relevant matter to you through the Administrative Agent. Neither the Administrative Agent nor any of its affiliates assumes any responsibility for the accuracy or completeness of the information concerning us, or our affiliates contained in the Offer Documents or for any failure by us to disclose events that may have occurred and may affect the significance or accuracy of such information.

NONE OF THE PURCHASER AND THE ADMINISTRATIVE AGENT OR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY RECOMMENDATION PURSUANT TO THE OFFER DOCUMENTS AS TO WHETHER OR NOT LENDERS SHOULD SELL THEIR DESIGNATED TERM LOANS TO THE PURCHASER PURSUANT TO THE OFFER DOCUMENTS. EACH LENDER SHOULD MAKE ITS OWN DECISION AS TO WHETHER TO SELL ANY OF ITS DESIGNATED TERM LOANS AND IF SO, THE PRINCIPAL AMOUNT OF, AND WITH RESPECT TO SALES, THE PRICE TO BE SOUGHT FOR, SUCH DESIGNATED TERM LOANS. IN ADDITION, EACH LENDER SHOULD CONSULT ITS OWN ATTORNEY, BUSINESS ADVISOR OR TAX ADVISOR AS TO LEGAL, BUSINESS, TAX AND RELATED MATTERS CONCERNING THIS PURCHASE OFFER AND THE OFFER DOCUMENTS.

All deliveries, correspondence and requests for additional copies of documentation may be directed to the Administrative Agent at the address and telephone numbers set forth below.

The Administrative Agent:

Wachovia Bank, National Association

301 S. College Street

Charlotte, NC 28288-0608

Attn: Loan Trading Desk –

Email:                     @wachovia.com

Tel.: (704)

Please contact the Administrative Agent if you have any questions about this Purchase Offer or the Offer Documents.

[DATE]

OUTLINE OF AUCTION MECHANICS

The Offer Documents contain important information that should be read carefully before any decision is made with respect to the Purchase Offer. None of the Purchaser, its Boards of Directors, the Administrative Agent or any of their respective affiliates makes any recommendation as to whether Lenders should participate in the Purchase Offer. Lenders must make their own decisions as to whether to participate in the Purchase Offer.5 Capitalized terms not otherwise defined in this Outline of Auction Mechanics have the meanings assigned to them in the Notice of an Offer to Purchase.

The Purchaser	Gatehouse Media Operating, Inc., a Delaware corporation (the “Purchaser”).

Term Loans	All [Initial][Add-On][Delayed Draw] Term Loans (as defined in the Credit Agreement defined below) (the “Designated Term Loans”) outstanding under the Amended and Restated Credit Agreement, dated as of February 27, 2007 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”), by and among Gatehouse Media Holdco, Inc., a Delaware corporation (“Holdco”), the Purchaser, Gatehouse Media Massachusetts I, Inc., a Delaware corporation (“GateHouse I”), Gatehouse Media Massachusetts II, Inc., a Delaware corporation (“GateHouse II”), ENHE Acquisition, LLC, a Delaware limited liability company (“ENHE” and, together with GateHouse I and GateHouse II, collectively the “Subsidiary Borrowers” and individually a “Subsidiary Borrower”), each of those Domestic Subsidiaries of Holdco identified as a “Guarantor” on the signature pages thereto (together with Holdco, collectively the “Guarantors” and individually a “Guarantor”; the Guarantors, together with the Company and the Subsidiary Borrowers, collectively the “Credit Parties” and individually a “Credit Party”), and Wachovia Bank, National Association, in its capacity as administrative agent for the Lenders from time to time parties thereto (the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

[5]

No person has been authorized to give any information or to make any representations other than those contained in the Notice of an Offer to Purchase and the Outline of Auction Mechanics and, if given or made, such information or representations must not be relied upon as having been authorized. The Notice of an Offer to Purchase, the Outline of Auction Mechanics and the related documents (the “Offer Documents”) do not constitute an offer to buy or the solicitation of an offer to sell Designated Term Loans in any circumstances in which such offer or solicitation is unlawful. Neither the delivery of the Offer Documents nor any purchase of Designated Term Loans will, under any circumstances, create any implication that the information contained in the Offer Documents is current as of any time subsequent to the date of such information.

The Purchase Offer

The Purchaser is offering to purchase for cash, on the terms and subject to the conditions set forth below and in the Offer Documents, any and all of the Designated Term Loans from the Lenders holding such Designated Term Loans (as set forth herein, the “Purchase Offer”).

The Purchase Offer is not conditioned on any minimum aggregate principal amount of Designated Term Loans being offered by Lenders for sale (other than the Minimum Assignment Amount (as defined herein)). If the Purchaser elects to purchase Designated Term Loans pursuant to the Purchase Offer and less than the aggregate principal amount of Designated Term Loans than the Purchaser is seeking to purchase are offered for sale by Participating Lenders (defined below), all principal amount of Designated Term Loans validly tendered at or below the Clearing Price will be accepted and the applicable price up to the Clearing Price will be paid to such Participating Lenders.

In the event that the aggregate principal amount of Designated Term Loans for which validly tendered Sale Offers exceed the Maximum Offer Amount and the Purchaser elects to purchase Designated Term Loans pursuant to the Purchase Offer, the Purchaser will purchase all principal amount of Designated Term Loans tendered by the Lenders below the Clearing Price first, and then to the extent of the remaining amounts under the Maximum Offer Amount, the Purchaser will purchase all principal amount of Designated Term Loans tendered by the Lenders at the Clearing Price ratably based on the respective principal amounts of such tendered Designated Term Loans. The Administrative Agent (in consultation with the Purchaser) will determine the final pro ration factor as soon as practicable after the Expiration Time and will announce such pro ration factor to the Lenders that have submitted a Sale Offer (collectively, the “Participating Lenders”) via Syndtrak; such determination of the final pro ration factor will be final and binding on the Participating Lenders.

Maximum Offer Amount	The Maximum Offer Amount is $[ ]. The Purchaser may increase the Maximum Offer Amount at any time, and from time to time, prior to the fifth Business Day after the Administrative Agent has initially determined the Clearing Price (as defined below). If the Purchaser so elects, the Administrative Agent, in consultation with the Purchaser, shall determine the Clearing Price based on such increased Maximum Offer Amount.

Purchase Price

The Purchaser is conducting the Purchase Offer through a procedure commonly called a “Modified Dutch Auction”. This procedure allows the tendering Lender to select the price, within an applicable price range specified by the Purchaser, at which such Lender is willing to sell the principal amount of its Designated Term Loans.

The Purchaser is offering to purchase Designated Term Loans for cash at a price not greater than $[            ] nor less than $[            ] per $1,000 principal face amount. The Purchaser will select the lowest purchase price, which is referred to herein as the Clearing Price, that will allow the Purchaser to purchase the Maximum Offer Amount (or such lesser amount of Designated Term Loans for which the Purchaser received the aggregate Sale Offers). To the extent the Purchase Offer is not cancelled, withdrawn or terminated by the Purchaser, first, all principal amount of Designated Term Loans for which Sale Offers are validly received at a price lower than the Clearing Price will be purchased at the purchase price specified by such Participating Lender, and such tendered principal amount will not be subject to pro ration, and thereafter, all principal amount of Designated Term Loans tendered at the Clearing Price will be acquired at such Clearing Price, subject to pro ration procedures set forth above. We will not purchase any principal amount of Designated Term Loans tendered at a price above the Clearing Price.

In the event no Lenders have validly tendered any Designated Term Loans following the Purchase Offer or as otherwise agreed to by the Administrative Agent, the Purchaser reserves the right at any time prior to the Expiration Time (as may be extended by the Purchaser by three business days) to amend the Purchase Offer to increase the Maximum Offer Amount or the Maximum Purchase Price for all Lenders.

Setting the Purchase Price

In order to select the purchase price at which a Lender wishes to sell its Designated Term Loans, each Lender must indicate in its (i) offer in the form of Annex A (“Sale Offer”) and (ii) Schedule 1 to the Company Assignment Agreement (form of such agreement attached hereto as Annex B), in each case the price within the specified range (in multiples of $5 per $1,000 principal amount) at which such Lender wishes to offer the principal face amount of its Designated Term Loans for sale to the Purchaser (the “Offer Price”).

In the event any changes are required to the executed Company Assignment Agreement to reflect the proration of the tendered principal amount of Designated Term Loans in accordance with the terms hereof, the Administrative Agent shall notify the applicable Participating Lender of such required changes and shall request an acknowledgment by such Participating Lender, which acknowledgement shall be provided by such Participating Lender no later than two business days of receipt thereof.

Each Sale Offer shall be in an aggregate amount of not less than $500,000, or such lesser amount (x) as may be agreed to by the Purchaser and the Administrative Agent, (y) as shall constitute the aggregate amount of the Designated Term Loans of the Participating Lender or (z) as shall constitute the aggregate pro rata share of the Designated Term Loans of the Participating Lender in the event of pro ration as contemplated herein (the “Minimum Assignment Amount”).

Expiration Time	[TIME], Charlotte, North Carolina time on [DATE].

Effective Date	The effective date for the Purchase Offer shall be the date recorded by the Administrative Agent in the Register (as defined in the Credit Agreement) in accordance with Section 2.9(a)(ii)(D) (the “Company Assignment Effective Date”). From and after such Company Assignment Effective Date, no interest shall accrue and any Designated Term Loans purchased by the Purchaser shall be deemed cancelled for all purposes and no longer outstanding.

Purpose of the Purchase Offer	The purpose of the Purchase Offer is to improve the consolidated financial position of the Purchaser by acquiring, prepaying and cancelling a portion of the outstanding principal amount of Designated Term Loans at a discount to face amount. The Purchaser believes such an improved financial position will benefit those Lenders that retain ownership of Loans and/or Commitments after the consummation of the Purchase Offer. Furthermore, the Purchaser believes that the Purchase Offer provides an opportunity to owners of Designated Term Loans to gain liquidity with respect to such Designated Term Loans that such Lenders may not otherwise have. The Purchaser believes that purchasing such Designated Term Loans pursuant to the Offer Documents is an effective use of our cash resources at this time.

Conditions to the Purchase Offer	Delivery, to the Administrative Agent prior to the Expiration Time, of a validly executed (i) Company Assignment Agreement and (ii) Sale Offer; provided that the Purchaser shall not be required to accept for payment, purchase or pay for any principal amount of Designated Term Loans that are the subject of validly executed and delivered Company Assignment Agreements and Sale Offers, and may terminate any or all of the Purchase Offer and treat all executed and delivered Company Assignment Agreements as null and void and without any legal effect.

Withdrawal Rights	The Lenders shall have withdrawal rights pursuant to the Offer Documents. Any Sale Offer or Company Assignment Agreement delivered to the Administrative Agent may be modified, revoked, terminated or cancelled by a Lender prior to the Expiration Time.

Unpurchased Term Loans	All principal amount of Designated Term Loans not purchased pursuant to the Offer Documents will remain outstanding.

Source of Funds	The Purchaser intends to finance the Purchase Offer with available cash on hand.

Acceptance and Payment of Term Loans

Upon the terms and subject to the conditions set forth in the Offer Documents, the Purchaser will purchase, by accepting for payment, an aggregate principal amount of Designated Term Loans up to the Maximum Offer Amount that are the subject of validly executed and delivered (x) Company Assignment Agreements and (y) Sale Offer.

Administrative Agent will disseminate to the Participating Lenders announcements in connection with the Purchaser’s acceptance for payment of Designated Term Loans, notice of the Clearing Price and any other relevant notices or information through Syndtrak.

The Purchaser will make payment of the purchase price for Designated Term Loans accepted for payment pursuant to the Offer Documents by transmitting directly to the Participating Lenders (or to the Administrative Agent for distribution to the Participating Lenders) such payments in same-day funds on the Company Assignment Effective Date. Any Designated Term Loans so purchased shall be deemed cancelled for all purposes and no longer outstanding.

Miscellaneous	All questions as to the form of documents and validity and eligibility (including time of receipt) of Designated Term Loans that are the subject of a Sale Offer will be determined by the Purchaser and the Administrative Agent and their determination will be final and binding. The Purchaser’s and Administrative Agent’s interpretation of the terms and conditions of the Purchase Offer will be final and binding.

Annex A

[FORM OF SALE OFFER]

Wachovia Bank, National Association

301 S. College Street

Charlotte, NC 28288-0608

Attention: Loan Trading Desk –

Fax No.: 704-

Email:                     @wachovia.com

Re: Offer to Purchase Term Loans under the Gatehouse Media Credit Agreement announced on Syndtrak on [DATE]

Ladies and Gentlemen:

Reference is made to (i) Amended and Restated Credit Agreement, dated as of February 27, 2007 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”), by and among by and among Gatehouse Media Holdco, Inc., a Delaware corporation (“Holdco”), Gatehouse Media Operating, Inc., a Delaware corporation (the “Purchaser”), Gatehouse Media Massachusetts I, Inc., a Delaware corporation (“GateHouse I”), Gatehouse Media Massachusetts II, Inc., a Delaware corporation (“GateHouse II”), ENHE Acquisition, LLC, a Delaware limited liability company (“ENHE” and, together with GateHouse I and GateHouse II, collectively the “Subsidiary Borrowers” and individually a “Subsidiary Borrower”), each of those Domestic Subsidiaries of Holdco identified as a “Guarantor” on the signature pages thereto (together with Holdco, collectively the “Guarantors” and individually a “Guarantor”; the Guarantors, together with the Company and the Subsidiary Borrowers, collectively the “Credit Parties” and individually a “Credit Party”), and Wachovia Bank, National Association, in its capacity as administrative agent for the Lenders from time to time parties thereto (the “Administrative Agent”), and (ii) the Notice of an Offer to Purchase announced on Syndtrak on [DATE]. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement

The undersigned Lender of the [Initial][Add-On][Delayed Draw] Term Loans hereby attaches its validly executed Company Assignment Agreement hereto as Annex 1 and gives its irrevocable notice to the Administrative Agent that it desires to sell the principal amount of Term Loans held by such Lender to the Purchaser in accordance with Section 2.9(a)(ii) of the Credit Agreement at the sale prices specified below next to such principal amount:

	Aggregate Principal Face Amount of Term Loans Offered for Sale[6]	Prepayment Price per $1,000 principal amount of Initial Term Loans (expressed as a discount to par)
Initial Term Loan
Add-On Term Loan
Delayed Draw Term Loan

Very truly yours,

[Name of Lender]

By:
Title:

[6]	Amount needs to be equal to a minimum of $500,000 (or such lesser amount (x) as may be agreed to by the Purchaser and the Administrative Agent, (y) as shall constitute the aggregate amount of the applicable Term Loans of the assigning Lender or (z) as shall constitute the aggregate pro rata share of the applicable Term Loans of the assigning Lender in the event of pro ration as contemplated herein).

Annex 1 to Sale Offer

EXECUTED COMPANY ASSIGNMENT AGREEMENT

Annex B

[FORM OF COMPANY ASSIGNMENT AGREEMENT]

[See Schedule 2.9(a)(1) to Credit Agreement]